Acquisitions and Divestitures - Fair value of assets acquired and liabilities assumed in Permian Basin acquisition (Details) - 2020 Acquisitions $ in Thousands	12 Months Ended
Dec. 31, 2020 USD ($)
Fair value of proved assets acquired and liabilities assumed
Proved oil and gas properties (1)	$ 4,943
Less: Asset retirement obligations	(130)
Net assets acquired	4,813
Consideration transferred (including liabilities assumed)	4,813
Asset retirement costs	$ 130